Exhibit 10.2
SIXTH AMENDMENT TO CREDIT AGREEMENT
          SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 13, 2009 (this “Amendment”), among VISTEON CORPORATION, a Delaware corporation (the “Company”), each subsidiary of the Company party hereto as a borrower (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), each other subsidiary of the Company party hereto, FORD MOTOR COMPANY (the “Lender”), as sole Lender and Swingline Lender, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent.
WITNESSETH:
          WHEREAS the Borrowers, the Lenders party thereto, and JPMorgan, as Administrative Agent, Issuing Bank and Swingline Lender, have entered into that certain Credit Agreement, dated as of August 14, 2006, as amended, supplemented or modified by that certain First Amendment to Credit Agreement and Consent, dated as of November 27, 2006, that certain Second Amendment to Credit Agreement and Consent, dated as of April 10, 2007, that certain Third Amendment to Credit Agreement, dated as of March 12, 2008, that certain Fourth Amendment and Limited Waiver to Credit Agreement and Amendment to Security Agreement, dated as of March 31, 2009 and that certain Fifth Amendment to Credit Agreement dated as of May 13, 2009 (as so amended, supplemented or modified, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement; and
          WHEREAS, the Borrowers, the Lender and the Swingline Lender desire to, and the Lender has directed the Administrative Agent to, amend the Credit Agreement as provided for herein on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS
          Section 1.1 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
               (a) The following new defined terms are hereby inserted in proper alphabetical order:
          “Ford” means Ford Motor Company.
          “Minimum Liquidity” means the amount of cash and Cash Equivalents belonging to the Borrowers, subject to verification thereof by the Administrative Agent in its discretion with the applicable depository bank.
          “Sixth Amendment” means the Sixth Amendment to Credit Agreement dated as of May 13, 2009, among the Borrowers, the Lenders party thereto, and the Administrative Agent.

Sixth Amendment to Visteon
Credit Agreement
          “Sixth Amendment Effective Date” means the date on which the conditions precedent to the Sixth Amendment are satisfied or duly waived and such amendment becomes effective.
          Section 1.2 Amendments to Section 2.03.
               (a) Section 2.03 of the Credit Agreement is hereby amended by adding the following paragraph to the end of such Section:
“Notwithstanding anything to the contrary set forth herein, so long as Ford is a Lender, the Borrowers shall have no ability to request, and no Lender shall have any commitment to fund, any Eurodollar Borrowing.”
               (b) Section 2.03 of the Credit Agreement is hereby amended to replace clause (c) with the following and to delete the proviso immediately following clause (b):
“(b) in the case of an ABR Borrowing, not later than 10:00 a.m., Detroit time, two (2) days prior to the proposed Borrowing.”
          Section 1.3 Amendment Section 5.01(f). Section 5.01(f) of the Credit Agreement is hereby amended in its entirety to read as follows:
“(f) (i) no later than 45 days after the end of each fiscal year of the Company, detailed consolidated projections for the following fiscal year prepared on a quarterly basis (including a projected consolidated balance sheet of the Company and its Subsidiaries, consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such projections with respect to such fiscal year, setting forth in each case in comparative form the budget figures for the previous year, (ii) each other Thursday, commencing Thursday, May 21, 2009, an updated rolling 13-week cash flow forecast for the Borrowers and each Applicable Foreign Subsidiary reflecting actual balances through Friday of the immediately preceding week (meaning, for example, that the forecast provided on May 21st will reflect actual balances through May 15th); and (iii) the cash flow forecasts and cash position reports to be provided by the Company pursuant to the letter agreement dated March 31, 2009, made between the Company and certain lenders under the Term Loan Facility, as and when those forecast and reports are due under that letter agreement, (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Financial Officer stating that such Projections are based on estimates, information and assumptions believed by the management of the Company to be reasonable at the time made and that such Financial Officer has no reason to believe that such Projections, taken as a whole, are incorrect or misleading in any material respect, it being acknowledged and agreed by the Agents and the Lenders that (i) such Projections as they relate to future events are not to be considered as fact and that actual results for the period or periods covered by such Projections may differ from the results set forth therein by a material amount, (ii) the Projections are subject to significant uncertainties and contingencies, which may be beyond the control of the Company and its Subsidiaries and (iii) no assurances are given by the Company or any of its Subsidiaries that the results forecasted in the Projections will be realized and such differences may be material. For these purposes, an “Applicable Foreign Subsidiary” is a Foreign Subsidiary with which any one or more of the Borrowers or their Domestic Subsidiaries expects to carry out any transaction that is reflected in a forecast furnished pursuant to clause (ii) of the preceding sentence.”

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          Section 1.4 Amendment to Section 5.01. Section 5.01 of the Credit Agreement is hereby further amended by adding the word “and” to the end of clause (i), deleting clause (j) and renumbering the existing clause (k) as clause (j).
          Section 1.5 Amendment to Section 5.02(h). Section 5.02(h) of the Credit Agreement is hereby amended to read in its entirety as follows:
     ”(h) the fact that a Borrower has entered into a Swap Agreement or an amendment to a Swap Agreement, together with copies of all agreements evidencing such Swap Agreement or amendments thereto (which shall be delivered within two Business Days, except in the case of foreign exchange hedges, which shall be reported weekly on each Monday);”
          Section 1.6 Amendment to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended to read in its entirety as follows:
     SECTION 6.09 Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any Borrower) except for (1) a transaction that is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the relevant Group Member, and (c) upon fair and reasonable terms no less favorable to the relevant Group Member than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate; (2) collections of accounts receivable owing by third-party account debtors to the Company on behalf of its Foreign Subsidiaries under the LERA program and regularly scheduled payments (but not prepayments) of third-party accounts receivable owing by the Company to Foreign Subsidiaries under the LERA program, each in the ordinary course of business as normally conducted prior to the Sixth Amendment Effective Date; (3) transactions under the European Facility occurring in the ordinary course of business as normally conducted prior to the Sixth Amendment Effective Date, provided that, with respect to the Borrowers, such transactions shall consist solely of the sale of accounts receivable to, and the receipt of payment from, the Securitization Subsidiary; and (4) contractual manufacturing arrangements with any of the Mexican Affiliates in the ordinary course of business of the relevant Group Member, upon fair and reasonable terms no less favorable to the relevant Group Member than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate.
          Section 1.7 Amendment to Section 6.19(c). Section 6.19(c) of the Credit Agreement is hereby amended to read in its entirety as follows:
     ”(c) Minimum Cash and Cash Equivalents. The Borrowers will not permit the cash and Cash Equivalents belonging to the Borrowers and held in account number 2331794236 with JPMorgan Chase Bank, N.A. (or such other deposit account or securities account as may from time to time be approved in writing by the Administrative Agent) (the “Designated Collateral Account”), which account shall be a blocked account subject at all times to a Deposit Account Control Agreement or Securities Account Control Agreement (each as defined in the Security Agreement) in favor of and in form and substance satisfactory to the Administrative Agent (which agreement shall provide that the Borrowers may not issue instructions with respect to such account without the consent of the Administrative Agent, at the written direction of the Required Lenders), at any time to be less than the lesser of (A) $80,000,000 and (B) 50% of the Revolving Exposure at such time as reflected on the Administrative Agent’s records.”
          Section 1.8 Amendment to Section 6.19. Section 6.19 of the Credit Agreement is hereby amended by inserting the following subsection at the end of such Section:

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“(d) Minimum Liquidity. The Borrowers will not permit the Minimum Liquidity at any time to be less than $264,000,000.”
          Section 1.9 Amendment to Section 6.21. Section 6.21 is hereby amended to read in its entirety as follows:
     SECTION 6.21 Deposit Accounts and Securities Accounts. Notwithstanding any other provision of any other Loan Document, including Sections 4.14 and 4.15 of the Security Agreement, in the case of the Borrowers and their Domestic Subsidiaries (i) maintain or hold any cash or Cash Equivalents unless such cash or Cash Equivalents are held in deposit accounts or investment accounts that are subject to Deposit Account Control Agreements or Securities Account Control Agreements (each as defined in the Security Agreement) in favor of and in form and substance satisfactory to the Administrative Agent; provided that the Borrowers and their Domestic Subsidiaries may maintain or hold cash and Cash Equivalents in deposit accounts or investment accounts that are not subject to such control agreements (y) in a total aggregate amount not to exceed $15,000,000 or (z) in payroll, trust, or tax accounts or in the FX Settlement Accounts (as defined below) in an amount not to exceed the amount held in such accounts in the ordinary course of business consistent with past practice, or (ii) open any securities account without providing prior written notice to the Administrative Agent and entering into a Securities Account Control Agreement in order to give the Administrative Agent Control (as defined in the Security Agreement) of such securities account. For these purposes, the “FX Settlement Accounts” are the deposit accounts maintained by Visteon Global Treasury, Inc. identified on attached Schedule 6.21, but only to the extent that such accounts are used to carry out the settlement of foreign currency exchange transactions in the ordinary course of the Borrowers’ businesses.”
          Section 1.10 Amendment to Section 9.01. The following language is hereby added at the end of clause (ii) of Section 9.01(a) of the Credit Agreement:
          and with a copy to:
Ford Motor Company
5500 Auto Club Drive
Mail Drop 415-3E462
Dearborn, MI 48126
Attention: William R. Strong
Facsimile No: (313) 206-7044
          and:
Ford Motor Company
Office of the General Counsel
1 American Road, Suite 323WHQ
Dearborn, MI 48126
Attention: Daniella Saltz
Facsimile No: (313) 337-3209

Sixth Amendment to Visteon
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          and:
Miller Canfield Paddock and Stone PLC
150 West Jefferson, Suite 2500
Detroit, MI 48226
Attention: Stephen LaPlante
Facsimile No: (313) 496-7500
          Section 1.11 Amendments to Section 1.03 of the Security Agreement.
               (a) The defined term “Dominion Trigger Event” is hereby amended to read in its entirety as follows:
“Dominion Trigger Event” means, from time to time, the giving of written notice to the Borrower Representative by the Administrative Agent that a Dominion Trigger Event has occurred because Minimum Excess Liquidity has been less than $100,000,000 for five or more consecutive Business Days.
ARTICLE II
CONDITIONS TO CLOSING
          Section 2.1 This Amendment shall become effective upon satisfaction of the following conditions:
               (a) Administrative Agent has received a fully-executed copy of the Assignment and Assumption Agreement (the “Assignment Agreement”), dated as of May 13, 2009, among Ford, JPMorgan, the other Assignors (as defined in the Assignment Agreement) party thereto and the Administrative Agent, and the Assignment Agreement has become effective in accordance with its terms; and
               (b) The Borrowers, the Administrative Agent and the Required Lenders have delivered a duly executed counterpart of this Amendment to the Administrative Agent.
          Section 2.2 Within ten (10) days after the effectiveness of this Amendment, Borrower shall deliver to the Administrative Agent a complete and accurate schedule of Investments existing as of the Sixth Amendment Effective Date, which shall be attached to the Agreement as Schedule 6.07(o).
ARTICLE III
MISCELLANEOUS
          Section 3.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. All references to

Sixth Amendment to Visteon
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the Issuing Bank in the Loan Documents shall continue to refer to JPMorgan. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. This Amendment shall constitute an amendment only and shall not constitute a novation with regard to the Credit Agreement or any other Loan Document.
          Section 3.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.
          Section 3.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders (except that the Borrowers make no representation (i) as to the continued accuracy of the representation and warranty contained in Section 3.02 of the Credit Agreement and (ii) with respect to the second sentence of Section 3.07 of the Credit Agreement, the Specified Default (as defined in the Fourth Amendment and Limited Waiver)) that (a) the representations and warranties set forth in the Loan Documents (including with respect to this Amendment and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date, (b) other than the Specified Default ((as defined in the Fourth Amendment and Limited Waiver) no Default or Event of Default has occurred and is continuing, and (c) this Amendment constitutes, and any of the documents required herein will constitute upon execution and delivery, legal, valid, and binding obligations of each Borrower and each of their Subsidiaries party hereto or thereto, each enforceable in accordance with its terms.
          Section 3.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.
          Section 3.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein and supersedes all previous communications and negotiations with regard to the subject matter hereof. No representation, undertaking, promise, or condition concerning the subject matter hereof shall be binding upon the Administrative Agent or any other Secured Party unless clearly expressed in this Agreement or in the other documents referred to herein. No agreement which is reached herein shall give rise to any claim or cause of action except for breach of the express provisions of a legally binding written agreement.
          Section 3.6 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
          Section 3.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

Sixth Amendment to Visteon
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          Section 3.8 Costs and Expenses. Subject to the terms set forth in Section 9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent for reasonable, documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable documented fees and other reasonable charges and disbursements of one counsel for the Administrative Agent (and such other local and foreign counsel as shall be reasonably required), in connection with this Amendment.
          Section 3.9 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.
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Sixth Amendment to Visteon
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          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: VISTEON CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

ARS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

FAIRLANE HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE LEASING SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

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HALLA CLIMATE SYSTEMS ALABAMA CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

INFINITIVE SPEECH SYSTEMS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON REMANUFACTURING, INCORPORATED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

SUNGLAS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC AVIATION SERVICES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC REGIONAL ASSEMBLY & MANUFACTURING, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

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VISTEON AC HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON CLIMATE CONTROL SYSTEMS LIMITED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON DOMESTIC HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON FINANCIAL CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TREASURY, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

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VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON LA HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON TECHNOLOGIES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

TYLER ROAD INVESTMENTS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

MIG-VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

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OASIS HOLDINGS STATUTORY TRUST
By:	U.S. Bank National Association (successor to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity, but solely as trustee

By	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President

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OTHER GRANTORS: VISTEON ASIA HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON AUTOMOTIVE HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON EUROPEAN HOLDINGS CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON INTERNATIONAL HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

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JPMORGAN CHASE BANK, N.A. as Administrative Agent
By	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director

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Credit Agreement

FORD MOTOR COMPANY, as Lender and Swingline Lender
By	/s/ Michael L. Seneski
	Name:	Michael L. Seneski
	Title:	Assistant Treasurer